UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 7.01	Regulation FD Disclosure

On November 30, 2020, New York Community Bancorp, Inc. (the “Company”) provided an update on its loan deferral trends under the CARES Act by means of this Form 8-K. As of November 23, 2020, total full payment deferrals declined significantly, dropping 96% to $259 million or 0.60% of total loans compared to $6.1 billion or 14.4% of total loans at June 30, 2020. Of the $2.9 billion of loans scheduled to come off deferral during November, 99.4% have returned to payment status as of November 23rd. This comes in addition to 99.8% of October deferrals returning to payment status.

As of November 23, 2020, 96% of multi-family and commercial real estate full payment deferrals have returned to payment status. Multi-family and commercial real estate full payment deferrals improved significantly, as they decreased to $252 million or 0.65% of outstanding multi-family and commercial real estate loan balances compared to $5.9 billion or 15.5% of outstanding multi-family and commercial real estate loan balances at June 30, 2020.

Furthermore, at November 23, 2020, multi-family deferrals declined to $235 million or 0.73% of multi-family loans compared to $3.7 billion or 11.7% of multi-family loans at June 30, 2020; office deferrals declined to zero compared to $1.2 billion or 33.4% of total office loans; retail deferrals declined to $10.8 million or 0.63% of retail loans compared to $481.5 million or 27.9% of total retail loans; and mixed use deferrals decreased to $1.4 million or 0.20% of mixed use loans compared to $335 million or 47% of total mixed use loans at June 30, 2020.

The remaining $252 million of multi-family and commercial real estate full payment deferrals are scheduled to come off of deferral over the next three months, with two thirds eligible to come off deferral in December.

Beginning on November 30, 2020, the Company intends to distribute and make available to investors, and to post on its website, the written presentation attached hereto as Exhibit 99.1 relating to its loan deferral trends under the CARES Act.

The information contained or incorporated by reference in this Item 7.01, including the written presentation materials attached hereto as Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (‘the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Attached as Exhibit 99.1 is the text of a written presentation that the Company intends to distribute and make available to investors, and to post on its website, beginning on November 30, 2020.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Written presentation to be distributed and made available to investors, and posted on the Company’s website, beginning on November 30, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2020	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Managing Director
Director, Investor Relations and Strategic Planning